UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2013

Capital Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________

North Dakota	000-25958	45-0404061
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Main Street North Minot, North Dakota
(Address of principal executive offices)

701-837-9600
(Registrant's telephone number)
______________________________________

(Former name or former address, if changed since last report)

Copy of all Communications to:
Richard W. Jones, Esq.
Baugh, Dalton, Jones & Haley, P.C.
115 Perimeter Center Place, Suite 170
Atlanta, Georgia  30346
Phone: 770.804.0500
Fax: 770.804-0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Voluntary Disclosure of Events.

On June 19, 2013, Capital Financial Holdings, Inc. (the “Company”) conducted its annual meeting of shareholders in which the shareholders considered the following action items:

1.           To elect the Board of Directors of the Company.

2.           To ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

3.           To approve a Plan of Recapitalization and to amend the Articles of Incorporation to provide for a 10,000 to one (1) reverse stock split.

4.           To approve the conversion of the Company from a corporation to a limited liability company in accordance with North Dakota law.

5.           To approve the Company’s voluntary withdrawal from its obligation to file reports with the United States Securities and Exchange Commission.  (Advisory).

A quorum was present at the meeting, and all action items were approved by the vote of a majority of the shareholders.  The following table provides a breakdown of all abstentions and all votes for or against each of the directors and each action item listed above:

Item 1	For	Withhold
The election as Directors of all nominees listed below (except as marked to the contrary), to serve until the Annual Meeting of the Shareholders of the Company in fiscal year 2014 or until their successors have been duly elected or qualified.

Vance Castleman	7,429,301.013	1,848,528.000
Vaune M. Cripe	7,429,301.013	1,848,528.000
Jeffrey A. Cummer	7,429,301.013	1,848,528.000
Myron D. Thompson	7,429,301.013	1,848,528.000
Gregory G. Phillipps	7,356,473.013	1,921,356.000

Item 2	For	Against	Abstain
Ratification of Hein & Associates, LLP to provide audit services to the Company that include the examination of the Company’s annual consolidated financial statements for fiscal year 2013.	7,517,418.013	1,626,522.000	133,889.000

Item 3	For	Against	Abstain
To approve a plan of recapitalization and to amend the articles of incorporation to provide for a 10,000 to one (1) reverse stock split	8,249,284.013	933,330.000	95,215.000

Item 4	For	Against	Abstain
To approve the conversion of the Company from a corporation to a limited liability company in accordance with North Dakota Law	7,218,203.013	2,007,260.000	52,366.000

Item 5	For	Against	Abstain
To approve the Company’s voluntary withdrawal from its obligation to file reports with the United States Securities and Exchange Commission. (Advisory)	7,049,078.013	2,160,623.000	68,128.000

As a result of this approval, all nominees for Director were elected, and the Company will immediately file Form 15 with the United States Securities and Exchange Commission, which will immediately terminate its reporting obligations under The Exchange Act of 1934.  When this filing is effective, the Company’s shares will no longer be eligible for trading on the OTC Bulletin Board, although they will be eligible for trading on the pink sheets.

The Company will also move forward to file appropriate documentation with the Secretary of State of North Dakota to effect the reverse stock split and the conversion of the Company to a limited liability company.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Financial Holdings, Inc.

Dated: July 31, 2013	By:	/s/ John Carlson
	Name:	John Carlson
	Title:	President